September 16, 1998

JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention:  Mr. James J. Fahrner and Ms. Donna L. Bacon

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND ALLPARTS, INCORPORATED ("API"), DAYTON PARTS, INC. ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998, AND AMENDED BY A FIRST AMENDMENT DATED AUGUST 31, 1998 AND A SECOND AMENDMENT DATED SEPTEMBER 4, 1998 (AS AMENDED, THE "FORBEARANCE AGREEMENT")

Dear Mr. Fahrner and Ms. Bacon:

Company and Guarantors have requested that Banks extend the forbearance provided for in the Forbearance Agreement. Company has informed Banks that API has entered into a definitive agreement to sell substantially all of its assets. Company has also informed Banks that PTI and SBI filed voluntary chapter 11 bankruptcy petitions on September 15, 1998.

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to grant certain accommodations and to forbear until September 30, 1998, subject to earlier termination as provided below, from further action to collect the Indebtedness:

1.   All  capitalized   terms  not  defined  in  this  third  amendment  ("Third
     Amendment") to the Forbearance Agreement shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this Third Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and the undersigned Guarantors. This Third Amendment shall be binding upon and shall inure to the benefit of Agent, Banks, Company and the undersigned Guarantors, and their respective successors and assigns.

3. Company and the undersigned Guarantors acknowledge that Agent and Banks are under no obligation to advance funds or extend credit to Company and Guarantors under the Forbearance Agreement, as amended, the Credit Agreement or other Loan Documents, or otherwise.

4. The advisory Advance Formula is revised to eliminate any availability on account of any collateral of PTI and/or SBI. The overformula amount (set forth in clause (iv) of paragraph 6 of the Forbearance Agreement is increased from $42,100,000 to $44,911,000. The Cap is increased to $107,387,000. All payments received from, or on account of, PTI and/or SBI shall be applied to the Indebtedness (to principal or interest as elected by Banks) and to the extent applied to principal shall permanently reduce the Cap dollar for dollar.

5. Subject to maintaining the sum of availability under the advisory Advance Formula (as revised in paragraph 4 above) plus the PTI/SBI Adjustment (defined below) equal to or greater than the aggregate of (i) Advances under the Revolving Credit and Swing Line and (ii) the Letter of Credit Obligations, and provided there are no defaults under the terms of the Forbearance Agreement, as amended, and no further defaults under the Loan Documents, Banks may, in their sole discretion, continue to advance to Company under the Revolving Credit Loan, in accordance with the Loan Documents, as amended, through September 30, 1998. The "PTI/SBI Adjustment" is $24,000,000 less all payments received from or, on account of PTI and/or SBI which reduce the Cap. Company and Guarantors agree that:

     (a) from September 14, 1998 forward, the Company shall not borrow for the benefit of PTI and/or SBI; and

     (b) neither Company nor any of the Guarantors shall make intercompany transfers of any kind to or for the benefit of PTI and/or SBI.

6. Company and the undersigned Guarantors approve the form of the Interim Order Authorizing Postpetition Financing and Providing Adequate Protection prepared for each of PTI and SBI and its execution by Agent. It is a default under the Forbearance Agreement:

     (a) If both Financing Orders are not entered in the form approved by the Agent or if, after entry, one or both are modified (unless Agent approves the modifications);

     (b)  If PTI and SBI default under either of the Financing Orders; or

     (c)  If PTI and/or SBI take action adverse to Banks.

7.   Company and the undersigned  Guarantors  hereby  represent and warrant that
     (a) execution, delivery and performance of this Third Amendment are not in contravention of law or the terms of any agreement by which they are bound, and do not require the consent or approval of any governmental body, agency, or authority, and this Third Amendment will be valid and binding in accordance with its terms; (b) the continuing representations and warranties of Company and the undersigned Guarantors set forth in Loan Documents are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof other than as previously specified in writing to Agent and Banks; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Forbearance Agreement has occurred and is continuing as of the date hereof other than as previously specified in writing to Agent and Banks.

8. COMPANY, THE UNDERSIGNED GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS THIRD AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

9. COMPANY AND THE UNDERSIGNED GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS THIRD AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Agent and Banks reserve the right to terminate their forbearance prior to September 30, 1998 in the event of any new defaults under the Loan Documents or a default under the Forbearance Agreement as amended by this Third Amendment, in the event of further deterioration in the financial condition of Company or Guarantors or further deterioration in Agent's or Banks' collateral position, and/or in the event Agent or Banks, for any reason, believes that the prospect of payment or performance is impaired.

Very truly yours,

COMERICA BANK, Agent

By:  /s/ Cynthia B. Jones
     ---------------------------
         Cynthia B. Jones

Its: Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax


COMERICA BANK                                  NBD BANK

By:  /s/ Cynthia B. Jones                      By:  /s/ Robert J. Izzo
     -------------------------                      -------------------------
Its: Vice President                            Its: First Vice President


NATIONAL BANK OF CANADA                        HARRIS TRUST and SAVINGS BANK

By:  /s/ Loriann Curnyn                        By:  /s/ Sandra J. Sanders
     -------------------------                      -------------------------
Its: Vice President                            Its: Sr. Vice President

By:  /s/
     -------------------------
Its: Group Vice President


BANK ONE, DAYTON, N.A.

By:  /s/ Scott E. Roman
     -------------------------
Its: Assistant Vice President



ACKNOWLEDGED AND AGREED:

JPE, INC.                                      SAC CORPORATION

By:  /s/ Donna L. Bacon                        By:  /s/ Donna L. Bacon
     -------------------------                      -------------------------
Its: President                                 Its: Vice President
Date: 9/16/98                                  Date: 9/16/98


ALLPARTS, INCORPORATED                         INDUSTRIAL & AUTOMOTIVE
                                               FASTENERS, INC.

By:  /s/ Donna L. Bacon                        By:  /s/ Donna L. Bacon
     -------------------------                      -------------------------
Its: Vice President                            Its: Vice President
Date: 9/16/98                                  Date: 9/16/98


DAYTON PARTS, INC.                             BRAKE, AXLE AND TANDEM
                                               COMPANY CANADA INC.

By:  /s/ Donna L. Bacon                        By:  /s/ Donna L. Bacon
     -------------------------                      --------------------------
Its: Vice President                            Its: Vice President
Date: 9/16/98                                  Date: 9/16/98


JPE FINISHING, INC.

By:  /s/ Donna L. Bacon
     -------------------------
Its: Vice President
Date: 9/16/98